Exhibit 99.1

MEDIA RELEASE

American Campus Communities Announces $13 Billion Transaction with

Blackstone Funds

Austin, Texas and New York – April 19, 2022 – American Campus Communities, Inc. (NYSE: ACC) (“ACC” or the “Company”), the largest developer, owner and manager of high-quality student housing communities in the United States, today announced that it has entered into a definitive agreement under which Blackstone Core+ perpetual capital vehicles, primarily comprised of Blackstone Real Estate Income Trust, Inc. (“BREIT”), alongside Blackstone Property Partners (“BPP”), will acquire all outstanding shares of common stock of ACC for $65.47 per fully diluted share in an all-cash transaction valued at approximately $12.8 billion, including the assumption of debt.

The purchase price represents a premium of 22 percent to the 90-calendar day volume-weighted average share price ending April 18, 2022, a premium of 30 percent over the closing stock price of February 16, 2022, the date immediately prior to the Company disclosing receipt of an indication of willingness to offer to acquire the Company, and a 14 percent premium to yesterday’s closing price.

ACC’s portfolio comprises 166 owned properties in 71 leading university markets including Arizona State University, The University of Texas at Austin, Florida State University, and the University of California – Berkeley, among many others. The majority of ACC’s properties are high-quality, purpose-built student housing assets located within walking distance of their respective university campuses, with approximately 24 percent of ACC’s communities located on campus.

“Through our IPO, eighteen years ago, we began our pioneering quest to transform the student housing sector into a mainstream, institutional asset class within the commercial real estate sector,” said Bill Bayless, American Campus Communities Co-founder & Chief Executive Officer. “We have certainly accomplished that mission and are proud and excited to have our best-in-class company join Blackstone, the world’s largest alternative asset manager. This announcement represents the culmination of the passion and dedicated service of the ACC team to our student residents and university partners, while creating significant value for our shareholders.”

Bayless continued, “This transaction delivers compelling, immediate, and certain value to our shareholders while positioning ACC to further expand our competitive advantage as we continue in our quest to lead the student housing industry to new heights. Blackstone’s expertise, resources and consistent access to capital will allow us to rapidly leverage our platform and core competencies to entrepreneurially grow our core business and to pursue additional innovative opportunities. Moving forward together, the combined synergies of our organizations will enable us to better serve our current and future residents and university partners.”

Jacob Werner, Co-Head of Americas Acquisitions for Blackstone Real Estate, said, “American Campus Communities has a best-in-class portfolio and platform, built on longstanding relationships with some of the most distinguished and fastest growing universities in the country. Our perpetual capital will enable ACC to invest in its existing assets and create much-needed new housing in university markets. We’re excited to work with the ACC team to deliver communities where students love living.”

The transaction has been unanimously approved by ACC’s Board of Directors and the independent Special Committee of ACC’s Board and is expected to close in the third quarter of 2022, subject to approval by ACC’s shareholders and other customary closing conditions.

As a condition to the transaction, ACC has agreed to suspend payment of its quarterly dividend, effective immediately.

As a result of today’s announcement, ACC does not expect to host a conference call and webcast to discuss its financial results for the quarter ended March 31, 2022.

Advisors

BofA Securities is serving as ACC’s lead financial advisor. KeyBanc Capital Markets Inc. is also acting as a financial advisor. Dentons US LLP is serving as the Company’s legal counsel.

Wells Fargo Securities LLC, J.P. Morgan Securities LLC and TSB Capital Advisors are serving as Blackstone’s financial advisors, and Simpson Thacher & Bartlett LLP is acting as Blackstone’s legal counsel.

About American Campus Communities

American Campus Communities, Inc. is the largest owner, manager and developer of high-quality student housing communities in the United States. The company is a fully integrated, self-managed and self-administered equity real estate investment trust (REIT) with expertise in the design, finance, development, construction management and operational management of student housing properties. As of December 31, 2021, American Campus Communities owned 166 student housing properties containing approximately 111,900 beds. Including its owned and third-party managed properties, ACC’s total managed portfolio consisted of 203 properties with approximately 140,900 beds. Visit www.americancampus.com.

About Blackstone Real Estate

Blackstone is a global leader in real estate investing. Blackstone’s real estate business was founded in 1991 and has US $279 billion of investor capital under management. Blackstone is the largest owner of commercial real estate globally, owning and operating assets across every major geography and sector, including logistics, residential, office, hospitality and retail. Our opportunistic funds seek to acquire undermanaged, well-located assets across the world. Blackstone’s Core+ business invests in substantially stabilized real estate assets globally, through both institutional strategies and strategies tailored for income-focused individual investors including Blackstone Real Estate Income Trust, Inc. (BREIT), a U.S. non-listed REIT, and Blackstone’s European yield-oriented strategy. Blackstone Real Estate also operates one of the leading global real estate debt businesses, providing comprehensive financing solutions across the capital structure and risk spectrum, including management of Blackstone Mortgage Trust (NYSE: BXMT).

Additional Information and Where to Find It

In connection with the proposed transaction, ACC will file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, ACC will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ACC ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ACC FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and any other documents filed by ACC with the SEC (when available) may be obtained free of charge at the SEC’s website at www.sec.gov or at ACC’s website at www.americancampus.com or by writing to American Campus Communities, Inc., Attention: Investor Relations, 12700 Hill Country Boulevard, Suite T-200, Austin, TX 78738.

Participants in the Solicitation

ACC and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from ACC’s stockholders with respect to the proposed transaction. Information about ACC’s directors and executive officers and their ownership of ACC securities is set forth in ACC’s proxy statement for its 2021 annual meeting of stockholders on Schedule 14A filed with the SEC on March 17, 2021 and subsequent documents filed with the SEC.

Additional information regarding the identity of participants in the solicitation of proxies, and a description of their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction when they become available.

Cautionary Statement Regarding Forward Looking Statements

Some of the statements contained in this release constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this release reflect ACC’s and BREIT’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the control of ACC and/or BREIT, that may cause actual results and future events to differ significantly from those expressed in any forward-looking statement, which risks and uncertainties include, but are not limited to: the ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approval and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; risks that the proposed transaction disrupts ACC’s current plans and operations or diverts the attention of ACC’s management or employees from ongoing business operations; the risk of potential difficulties with ACC’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties as a result of the proposed transaction; the failure to realize the expected benefits of the proposed transaction; the proposed transaction may involve unexpected costs and/or unknown or inestimable liabilities; the risk that ACC’s business may suffer as a result of uncertainty surrounding the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; effects relating to the announcement of the transaction or any further announcements or the consummation of the transaction on the market price of ACC’s common stock.

While forward-looking statements reflect ACC’s and/or BREIT’s good faith beliefs, they are not guarantees of future performance or events. Any forward-looking statement speaks only as of the date on which it was made. ACC and BREIT disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause ACC’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in ACC’s Annual Report on Form 10-K for the year ended December 31, 2021 and in the other periodic reports ACC files with the SEC. For a further discussion of these and other factors that could cause BREIT’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in BREIT’s Annual Report on Form 10-K for the year ended December 31, 2021 and prospectus, and in the other periodic reports BREIT files with the SEC.

Contacts

ACC Investor Contact:

Ryan Dennison (512) 732-1000

Senior Vice President Capital Markets & Investor Relations

American Campus Communities, Inc.

ACC Media Contact:

Andrew Siegel

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Blackstone Media Contact:

Jeffrey Kauth

(212) 583-5395

Source: American Campus Communities